                                                                    EXHIBIT 10.4

                                                                         DRAFT:
                                                                         9/14/98



                                   [FORM OF FSA NOTE POLICY]


FINANCIAL
SECURITY                                                      FINANCIAL GUARANTY
ASSURANCE(R)                                                    INSURANCE POLICY


OBLIGOR:  WFS Financial 1998-D Owner Trust                        Policy No.:
OBLIGATIONS:                                      Date of Issuance:       , 1998

        $                % Auto Receivable Backed Notes, Class A-1,
        $                % Auto Receivable Backed Notes, Class A-2,
        $                % Auto Receivable Backed Notes, Class A-3,
        $                % Auto Receivable Backed Notes, Class A-4,


        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

        For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees:

        (a) payment of the amount of any distribution of principal of, or interest on, the Obligations made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law (such payment to be made by Financial Security in accordance with Endorsement No. 1 hereto).

        (b) payment of any amount required to be paid under this Policy by Financial Security following Financial Security's receipt of notice as described in Endorsement No. 1 hereto.

        Financial Security shall be subrogated to the rights of each Holder to receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by an endorsement hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Obligor for such purpose or, if the Obligation is in bearer form, the holder of the Obligation. "Scheduled Payments" means payments which are scheduled to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Obligor, (b) an election by the Obligor to pay principal on an accelerated basis or (c) any other cause, shall not constitute "Scheduled Payments" unless Financial Security shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration. "Term of this Policy" shall have the meaning set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto, or by the merger, consolidation or dissolution of the Obligor. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity. This Policy may not be cancelled or revoked during the Term of this Policy. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.


                                      FINANCIAL SECURITY ASSURANCE INC.



                                      By______________________________
                                             AUTHORIZED OFFICER


A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY  10022-6022                         (212) 826-0100
Form 100NY (5/89)

                                                                         DRAFT:
                                                                         9/14/98



                        [FORM OF FSA CERTIFICATE POLICY]

FINANCIAL
SECURITY                                                      FINANCIAL GUARANTY
ASSURANCE(R)                                                    INSURANCE POLICY


TRUST:  WFS Financial 1998-D Owner Trust                          Policy No.:
CERTIFICATES:                                      Date of Issuance:      , 1998
               $              % Auto Receivable Backed Certificates

        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

        For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

        Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

        Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", Guaranteed Distributions" and "Terms of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be cancelled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.


                                        FINANCIAL SECURITY ASSURANCE INC.


                                        By______________________________
                                               AUTHORIZED OFFICER



A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, NY  10022-6022                         (212) 826-0100
Form 101NY (5/89)